UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07685

Frontier Funds, Inc.

(Exact name of registrant as specified in charter)

400 Skokie Blvd.

Suite 500

Northbrook, IL 60062
(Address of principal executive offices) (Zip code)

William D. Forsyth III

400 Skokie Blvd., Suite 500

Northbrook, Illinois 60062
(Name and address of agent for service)

(847) 509-9860

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

ANNUAL REPORT

Frontier MFG Global Equity Fund

Frontier MFG Global Sustainable Fund

Frontier MFG Core Infrastructure Fund

Frontier MFG Select Infrastructure Fund

Frontier HyperiUS Global Equity Fund

Frontegra Asset Management, Inc.

June 30, 2023

TABLE OF CONTENTS

Shareholder Letter	1
Frontier MFG Global Equity Fund
Report from MFG Asset Management	3
Investment Highlights	5
Frontier MFG Global Sustainable Fund
Report from MFG Asset Management	7
Investment Highlights	9
Frontier MFG Core Infrastructure Fund and Frontier MFG Select Infrastructure Fund
Report from MFG Asset Management	11
Investment Highlights	13
Frontier HyperiUS Global Equity Fund
Report from H.A.M.L.	15
Investment Highlights	17
Expense Example	18
Schedules of Investments
Frontier MFG Global Equity Fund	20
Frontier MFG Global Sustainable Fund	22
Frontier MFG Core Infrastructure Fund	24
Frontier HyperiUS Global Equity Fund	27
Statements of Assets and Liabilities	28
Statements of Operations	30
Statements of Changes in Net Assets	32
Financial Highlights	35
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	52
Additional Information
Directors and Officers	54
Foreign Tax Credit	57
Qualified Dividend Income/Dividends Received Deduction	57
Board of Directors' Approval of Advisory and Subadvisory Agreements	58
Statement Regarding Liquidity Risk Management Program	63

This report is submitted for the general information of the shareholders of the above-listed Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectuses may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the applicable Prospectus carefully.

Frontier Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds' investment adviser.

REPORT FROM FRONTEGRA ASSET MANAGEMENT (Unaudited)

Dear Fellow Shareholders:

We are pleased to report on the progress of the Frontier Funds over the past twelve months ending June 30, 2023. The S&P 500 Index was up 19.59%. International stocks, as measured by the MSCI EAFE Index, returned 18.77% over the twelve-month period.

Fund Results

The Frontier MFG Global Equity Fund - Institutional Class, managed by MFG Asset Management ("MFG"), returned 16.78% (net) versus the MSCI World Index (Net) return of 18.51% for the twelve-month period ending June 30, 2023.

For the twelve-month period ending June 30, 2023, the Frontier MFG Global Sustainable Fund - Institutional Class, also managed by MFG, returned 19.63% (net) versus the MSCI World Index (Net) return of 18.51%. The Service Class shares returned 19.36% (net) over the same time period.

For the twelve-month period ending June 30, 2023, the Frontier MFG Core Infrastructure Fund - Institutional Class, managed by MFG, returned -0.60% (net) versus the S&P Global Infrastructure Index return of 4.17%. The Service Class shares returned -0.70% (net) over the same time period.

The Frontier MFG Select Infrastructure Fund - Institutional Class, also managed by MFG, returned 0.56% (net) versus the S&P Global Infrastructure Index return of 4.17% for the twelve-month period ending June 30, 2023. The Service Class shares returned 0.48% (net) over the same time period.

The Frontier HyperiUS Global Equity Fund, managed by H.A.M.L., returned 32.59% (net) versus the MSCI World Index (Net) return of 18.51% for the twelve-month period ending June 30, 2023. The Service Class shares returned 32.43% (net) over the same time period.

Market Review

Markets rebounded significantly in the first six months of calendar year 2023. Inflation has consistently ticked down in recent months, and while it is still well above the Fed's target of 2%, investors' jitters have been somewhat allayed. The looming question at present is whether the Fed will respond too aggressively and inadvertently prompt a recession. Meanwhile, corporate profits have generally been strong after reining in expenses in recent quarters.

We will continue to monitor the investment management of the Frontier Funds with the competency that have served our shareholders well in the past. As always, we appreciate your investment and continued confidence.

Best regards,

William D. Forsyth, CFA

President

Frontier Funds, Inc.

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REPORT FROM MFG ASSET MANAGEMENT (Unaudited)

Dear Shareholders:

The investment objective of the Frontier MFG Global Equity Fund is capital appreciation. The performance of the Fund is measured against the MSCI World Index (Net).

Performance Review

The Frontier MFG Global Equity Fund (Institutional Class) returned 16.78%, net of fees, for the year ended June 30, 2023. The Fund underperformed the 18.51% return of its benchmark, the MSCI World Index (Net).

Over the past 12 months, strong contributions came from a well-diversified mix of exposures — HCA Healthcare, Chipotle Mexican Grill, ASML and SAP. HCA has benefited from improving labor costs as use of relief nurses has fallen to more normal levels and hospital utilization for surgeries and delayed procedures have come back. Chipotle continues to see robust sales growth and improving cost levels and is executing superbly. ASML continues to benefit from strong demand for its lithography equipment and we expect persistent, structurally higher demand ahead. SAP divested Qualtrics, lifted buyback intentions and continues to grow strongly as its cloud offerings increasingly replace legacy licensed business.

The largest detractor for the year was US Bancorp (USB), which fell a further 9% over the final quarter as risks around earnings continue to be priced in and regulations are expected to also weigh on returns for the stock and sector. We have exited US Bancorp and would count as a mistake the decision not to exit in 4Q22 when we sold our other bank holding, Lloyds. Our decision reflected a belief that the acquisition of Union Bank would be accretive, the economic resilience of the U.S. was ongoing, and these balanced the risks of peaking net interest margins. We did not foresee the March banking issues and then disappointingly set sell prices at levels that were not reached in the volatility that month. Subsequent assessment of the outlook post stabilisation in the sector led us to conclude the risks to earnings remain elevated and rising regulation while absorbing the Union Bank acquisition would weigh on USB's ability to distribute capital, which led to our decision to exit. Diageo fell 6.5% in the final quarter on concerns of slowing revenue growth, off a high base, in its large U.S. market where independent surveys of sell-in suggest a marked slowing. Over the year, detractors to overall returns were all modest (reflecting smaller position sizes for these holdings) and came from US Bancorp, followed by Crown Castle (on rising interest rates with its large debt balances and a moderation in 5G spend by customers), and our utility companies holdings. Crown Castle was sold in the fourth quarter of 2022.

Fund Outlook and Strategy

The intertwined evolution of economic growth, inflation and interest rate setting has continued without directional change. That is, inflation is slowing, cash interest rate settings by central banks are rising and economic growth is looking increasingly at risk of recession. We believe inflation will continue to be the core focus of central banks and we will need to continue to see lower inflation data points over 2023 if central bank rate rises are to pause.

While we are closing in on a turning point for central banks' monetary tightening, the challenges are greater outside of the U.S. where market and industry structures are making it harder to bring down inflation. Thus, the challenge of higher and higher rates makes those economies (UK, Europe, Canada, Australia) at risk of a more painful economic slowdown/deeper recession. We continue to watch inflation expectations survey data, which shows worrisome levels of elevated and rising expectations amongst consumers in Australia (from 5% to 5.2% in June) and the UK, while in the U.S. both business and consumer inflation expectations have remained anchored and indeed falling. Germany has recently reported two quarters of negative real GDP growth and so officially is in recession. Recessionary conditions in the coming months continue to be our base case, though we believe in the U.S. this is likely to be mild with potentially slightly positive nominal growth (barring a financial shock).

No material new adverse events in the financial sector have followed those of March 2023, but we continue to view the risk of similar events as heightened. If such an event occurred, creating a credit crisis or liquidity event, it would deepen the economic slowing. We are not holding any exposure to banks as we view the outlook for earnings for the sector as challenged. Many will recall that the events of 2007 and 2008 occurred with long lags between them, accompanied by strong markets. The first signs of stress were in August/September 2007, Bear Stearns collapsed in March 2008, Freddie Mac and Fannie Mae were rescued by the U.S. government and Lehman Brothers went bankrupt in September 2008, and markets bottomed in March 2009. We point out the risk of a similar event not to be alarmist or even to draw comparison to the global financial crisis, but to remind ourselves that financial markets can unravel over months and in stages, and we would be complacent to assume all is resolved around the financial system today. Strong equity markets do not preclude a new financial shock ahead.

We continue to view the macro backdrop as biasing the risks to the long end of the yield curve, or 10-year government bond yields, to the downside, and anticipate it to be capped at 4% in the U.S. This is a positive for the valuations of longer-duration investments, especially those with strong cash flows, high returns on capital and low economic cycle exposure.

At the same time, the innovation in Artificial Intelligence is providing many new opportunities for companies, as well as disruption risks that always result from major progressive evolutions. The other areas of activity we remain very focused on are the innovation and investment to materially reduce economies' carbon intensity. Given there is a distinct focus within both technology and industrial sectors, the normal economic cyclicality of a sub-group of companies may be countered by this uptick in spending and new orders. We believe this creates some interesting investment opportunities as earnings may prove far more resilient for these companies than in typical economic slowdowns/recessions. An added layer of growth capex is also stemming from the restructuring of supply chains away from China, with the semiconductor industry the poster child of this investment.

Yours sincerely,

Nikki Thomas	Arvid Streimann
Portfolio Manager	Portfolio Manager
MFG Asset Management	MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

This chart assumes an initial gross investment of $1,000,000 made on 6/30/13. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2025, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

*  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return*

FOR PERIODS ENDED 6/30/23	FUND	INDEX
SIX MONTHS	15.75%	15.09%
ONE YEAR	16.78%	18.51%
FIVE YEAR AVERAGE ANNUAL	7.41%	9.07%
TEN YEAR
AVERAGE ANNUAL	8.96%	9.50%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.86%
NET EXPENSE RATIO	0.80%

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REPORT FROM MFG ASSET MANAGEMENT (Unaudited)

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Sustainable Fund is to seek attractive risk-adjusted returns over the medium to long-term while reducing the risk of permanent capital loss.

Performance Review

The Frontier MFG Global Sustainable Fund returned 19.63%, net of fees, for the year ended June 30, 2023. The Fund outperformed the 18.51% return of the benchmark, the MSCI World Index (Net).

The latest quarter of the year consolidated what has been a very positive year for the Fund. The largest contributors to returns were Meta and Microsoft. Meta's strong performance reflected an increase in market confidence about its ability to re-accelerate revenue growth and utilise AI solutions to drive higher user engagement and ad performance. Investor sentiment towards Microsoft improved meaningfully over the quarter as it is seen as an early leader in the rapidly developing generative AI space. Recent developments support our thesis that Microsoft is uniquely positioned to capture new market opportunities beyond traditional IT spend.

They were joined by SAP, which benefited from an acceleration in revenue growth underpinned by resilient cloud growth in SAP's cloud-based Enterprise Resource Planning software offering, S/4HANA. S4 has strong momentum and the potential for further upside.

The largest detractors from returns included Dollar General and US Bancorp. Dollar General downgraded its full-year guidance as low-income consumers faced significant macro headwinds associated with the reduction of fiscal benefits. The company's 1Q23 results also raised questions about the need for further price and labor investments, though we believe these concerns are overblown. US Bancorp was affected by market turbulence following the failure of several U.S. banks, including First Republic Bank in May. As the fifth-largest U.S. bank, US Bancorp is well positioned to weather current U.S. banking sector issues and we believe it is undervalued post the sector-wide sell-off.

Another detractor was American Tower, which as a relatively "bond-like" lower-risk infrastructure company was affected by rising interest rates over the year. Given our view that the bulk of the increase in long-term rates is likely now behind us, we view American Tower as a quality, highly defensive position within the portfolio.

Fund Outlook and Strategy

We remain cautious on the economic outlook; while inflationary pressures are beginning to ease, the inflation rate remains elevated and central banks around the world continue to increase policy rates. The market appears to be largely pricing in a Goldilocks scenario, with central banks tapping the brakes sufficiently to bring inflation under control, but not so much as to trigger a deep recession. To be fair, the consumer has, to date, proven relatively resilient, buffered by excess savings built up during COVID. Our base case remains that inflation is brought back under control with only a mild recession. However, monetary policy works with long and variable lags, making such precision by central banks difficult to achieve. There remains a risk that the economy experiences a deeper-than-anticipated recession as savings buffers are exhausted and consumers and businesses cut spending. Indeed, if inflation proves stubbornly high, central banks may be forced to raise rates further than anticipated, ultimately forcing the recessionary outcome above.

We have confidence should major economies enter a recession in the coming 12 months that the portfolio is well positioned. This reflects the downside protection built into the portfolio construction process as well as the high-quality companies held in the strategy.

Notwithstanding potential macroeconomic risks, portfolio companies are generally performing well, growing revenue and earnings at attractive rates and generating significant levels of free cash flow.

Yours sincerely,

Alan Pullen

Portfolio Manager

MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  10/9/19 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 10/9/19 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2025, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/23	FUND	INDEX
SIX MONTHS	19.74%	15.09%
ONE YEAR	19.63%	18.51%
AVERAGE ANNUAL SINCE INCEPTION	6.38%	10.94%
Institutional Class Expenses
GROSS EXPENSE RATIO	1.45%
NET EXPENSE RATIO	0.80%

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REPORT FROM MFG ASSET MANAGEMENT (Unaudited)

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation. The investment objective of the Frontier MFG Select Infrastructure Fund is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss. The objectives for both Funds are measured against the S&P Global Infrastructure Index.

Performance Review

The Frontier MFG Core Infrastructure Fund, Institutional Class, returned -0.60%, net of fees, for the year ended June 30, 2023. The Fund's return underperformed the 4.17% return of its benchmark, the S&P Global Infrastructure Index.

The Frontier MFG Select Infrastructure Fund, Institutional Class, returned 0.56%, net of fees, for the year ended June 30, 2023. The Fund's return underperformed the 4.17% return of its benchmark, the S&P Global Infrastructure Index.

Companies that contributed the most to both the Core Infrastructure Fund and Select Infrastructure Fund included the investments in French toll road and airport group Vinci and Spanish airport operator Aena, as well as toll road and airport group Ferrovial. Vinci's share price lifted as earnings came in ahead of consensus and as airport passenger traffic continued to rebound across its portfolio. Aena jumped as its traffic levels exceeded 2019 levels and as 2022 earnings and 2023 guidance exceeded consensus. Ferrovial lifted as air traffic and traffic on its U.S. roads was towards the top end of expectations.

The largest detractors in both Funds over the twelve months included U.S. utility Dominion Energy and U.S. tower company Crown Castle. Dominion Energy declined as the management team announced a strategic review of the business that could lead to changes to earnings guidance. Shares of Crown Castle fell as U.S. Treasury yields rose on inflation concerns.

Algonquin Power & Utilities of Canada was also one of the main detractors for the Core Infrastructure Fund. Algonquin declined after having to withdraw its long-term growth targets due to macro headwinds and a challenging capital markets environment.

Furthermore, American Tower was also one of the main detractors for the Select Infrastructure Fund as U.S. Treasury yields rose on inflation concerns.

Fund Outlook and Strategy

Notwithstanding our expectations for greater volatility in the short to medium term driven by inflation and interest rates, we are confident that the underlying businesses we have included in our defined universe and in our investment strategy will prove resilient over the longer term. We regard the businesses we invest in to be of high quality and, while short-term movements in share prices reflect issues of the day, we expect that share prices in the longer term will reflect the underlying cash flows leading to investment returns consistent with our expectations.

The strategy seeks to provide investors with attractive risk-adjusted returns from infrastructure securities. It does this by investing in a portfolio of listed infrastructure companies that meet our strict definition of infrastructure. We believe that infrastructure assets, with requisite earnings reliability and a linkage of earnings to inflation, offer attractive, long-term investment propositions. Furthermore, we believe the resilient nature of earnings and the structural linkage of those earnings to inflation means that investment returns typically generated by infrastructure stocks are different from standard asset classes and offer investors diversification when included in an investment portfolio. In the current uncertain economic and investment climate, the historically reliable financial performance of infrastructure investments makes them attractive, and an investment in listed infrastructure has the potential to reward patient investors with a long-term time frame.

Yours sincerely,

Gerald Stack	Ben McVicar
Portfolio Manager	Portfolio Manager
Core and Select Infrastructure Funds	Core and Select Infrastructure Funds
MFG Asset Management	MFG Asset Management
Jowell Amores	Ofer Karliner
Portfolio Manager	Portfolio Manager
Core Infrastructure Fund	Select Infrastructure Funds
MFG Asset Management	MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

This chart assumes an initial gross investment of $1,000,000 made on 6/30/13. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2025, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.50% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return*

FOR PERIODS ENDED 6/30/23	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	3.46%	15.09%	3.82%
ONE YEAR	(0.60)%	18.51%	4.17%
FIVE YEAR AVERAGE ANNUAL	5.87%	9.07%	5.31%
TEN YEAR AVERAGE ANNUAL	7.41%	9.50%	6.67%
Institutional Class Expenses
GROSS EXPENSE RATIO	0.57%
NET EXPENSE RATIO	0.50%

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  7/2/18 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 7/2/18 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2025, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/23	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	3.06%	15.09%	3.82%
ONE YEAR	0.56%	18.51%	4.17%
AVERAGE ANNUAL SINCE INCEPTION	3.81%	9.16%	5.39%

Institutional Class Expenses
GROSS EXPENSE RATIO	1.01%
NET EXPENSE RATIO	0.80%

REPORT FROM H.A.M.L. (Unaudited)

Dear Fellow Shareholders:

The investment objective of the Frontier HyperiUS Global Equity Fund is to seek long-term capital growth.

Performance Review

Global equity market indices were higher over the period from July 1, 2022, to June 30, 2023, as global inflation showed signs of subsiding and U.S. 10-year bond yields stabilized.

The Frontier HyperiUS Global Equity Fund, Institutional Class, returned 32.59%, net of fees, for the period from July 1, 2022, to June 30, 2023. The Fund's return outperformed the 18.51% return of its benchmark, the MSCI World Index (Net), for the same period.

Having underperformed the benchmark over the six months to December 31, 2022, the Fund rebounded strongly over the second half of the period to produce strong returns. A more stable 10-year U.S. bond yield has helped the attractive economics of our portfolio produce positive results.

Hermes International SCA, Spotify Technology SA, and Microsoft Corp. were the top contributors to the Fund's performance over the twelve-month period. Roku, Inc. was the only company to detract from performance and was held as the Fund's smallest position over the period.

Hermes returned 86.5% over the period and demonstrated the strength and pricing power of its brand and iconic product lines with robust sales growth and margin expansion in the face of challenging macroeconomic conditions. Hermes is an absolute luxury brand with a strategy built around three core pillars: creation, craftsmanship and an exclusive distribution network. The company consistently posts robust sales growth and boasts commanding operating margins (40.5% in FY22). In 1Q23, sales growth was +22%, with core revenue generated from its leather goods and saddlery (41.7% of group revenue) and ready-to-wear and accessories (28.1% of group revenue) segments. H.A.M.L. believes the brand's pricing power, compelling value proposition, demonstrated competitive advantages, high barriers to entry, and core position in the ultra-luxury market will help drive future revenue growth and increased sales density at its stores.

Spotify also had a very positive year, reporting strong operating metrics which exceeded company guidance in every quarter. The company posted several quarters of record net user additions, ending Q1 FY23 with 515 million monthly active users, up 22% in Q1 FY22, of which 210 million were premium subscribers. User growth was broad based across all regions and showed no signs of slowing despite reduced marketing spend. While FY23 will likely remain another loss-making year, cost-reduction strategies and an increased focus on efficiency should see meaningful improvements to margins sequentially over the year.

Fund Outlook and Strategy

We believe several positive emerging themes will continue throughout the year and beyond. The first is a shift in corporations focusing more on efficiencies within their businesses, particularly at the bottom line (earnings). The ability to run these businesses harder and achieve earnings leverage may produce considerable upside to margins over the medium term.

The second positive has been around artificial intelligence (AI) and machine learning (ML), where we are starting to see an inflection point. AI and ML is a key structural theme that H.A.M.L. identified approximately ten years ago. However, the benefits from AI and ML in the form of upgrades to revenue and earnings streams, improvements in productivity and associated increases in market leadership are only now starting to be recognized by market participants.

As we continue to progress into 2023, we see more evidence that inflation is returning to lower levels, and that 10-year bond yields are stabilizing. Hyperion has consistently believed that the portfolio would recover from what we viewed as a non-fundamental drawdown period last year. Furthermore, the negative duration impact from higher bond yields continues to provide an opportunity for long-term investors to increase exposure to some of the best listed businesses in the world at attractive prices.

We believe the companies in which the Fund invests have robust fundamentals with high and sustainable returns on capital, low financial gearing, and the ability to produce positive free cash flows. We believe the ability to take market share tends to increase during economic downturns when weaker competitors are suffering. This ability to grow by taking market share should enable the Fund's stocks to handle cyclical earnings downturns relatively better than most listed companies.

Yours sincerely,

Mark Arnold	Jason Orthman
Lead Portfolio Manager	Lead Portfolio Manager
H.A.M.L.	H.A.M.L.

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  12/15/21 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 12/15/21 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2025, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/23	FUND	INDEX
SIX MONTHS	48.66%	15.09%
ONE YEAR	32.59%	18.51%
AVERAGE ANNUAL SINCE INCEPTION	(11.12)%	(2.66)%

Institutional Class Expenses
GROSS EXPENSE RATIO	2.28%
NET EXPENSE RATIO	0.80%

Frontier Funds

EXPENSE EXAMPLE

June 30, 2023 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/23 – 6/30/23).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Frontier Funds

EXPENSE EXAMPLE (continued)

June 30, 2023 (Unaudited)

	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Annualized Expense Ratio*	Expenses Paid During the Period*
MFG Global Equity Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,157.50	0.80%	$4.28
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
MFG Global Sustainable Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,197.40	0.80%	$4.36
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
MFG Global Sustainable Fund – Service Class
Actual Fund Return	$1,000.00	$1,196.60	0.90%	$4.90
Hypothetical 5% Return	$1,000.00	$1,020.33	0.90%	$4.51
MFG Core Infrastructure Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,034.60	0.50%	$2.52
Hypothetical 5% Return	$1,000.00	$1,022.32	0.50%	$2.51
MFG Core Infrastructure Fund – Service Class
Actual Fund Return	$1,000.00	$1,033.80	0.60%	$3.03
Hypothetical 5% Return	$1,000.00	$1,021.82	0.60%	$3.01
MFG Select Infrastructure Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,030.60	0.80%	$4.03
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
MFG Select Infrastructure Fund – Service Class
Actual Fund Return	$1,000.00	$1,030.80	0.93%	$4.68
Hypothetical 5% Return	$1,000.00	$1,020.18	0.93%	$4.66
HyperiUS Global Equity Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,486.60	0.80%	$4.93
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
HyperiUS Global Equity Fund – Service Class
Actual Fund Return	$1,000.00	$1,484.80	0.80%	$4.93
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

June 30, 2023

Number of Shares		Value
COMMON STOCKS 88.6%
	Canada 2.7%
22,240	Brookfield Corp.	$748,748
	France 5.6%
603	L'Oreal SA	281,030
1,038	LVMH Moet Hennessy Louis Vuitton SE	977,493
1,938	Safran SA	303,382
		1,561,905
	Germany 3.9%
8,000	SAP SE	1,092,425
	Hong Kong 1.8%
49,865	AIA Group Ltd.	503,359
	Netherlands 3.8%
1,482	ASML Holding NV	1,072,179
	Switzerland 5.0%
6,611	Nestle SA	794,753
6,112	Novartis AG	614,580
		1,409,333
	United Kingdom 4.7%
15,666	Diageo PLC	672,281
8,644	Reckitt Benckiser Group PLC	649,013
		1,321,294
	United States 61.1%
3,029	Alphabet, Inc. - Class A (a)	362,571
3,667	Alphabet, Inc. - Class C (a)	443,597
11,346	Amazon.com, Inc. (a)	1,479,065
5,648	Apple, Inc.	1,095,543
474	Chipotle Mexican Grill, Inc. (a)	1,013,886
4,505	Eversource Energy	319,495
2,399	HCA Healthcare, Inc.	728,049
9,302	Intercontinental Exchange, Inc.	1,051,870
2,307	Intuit, Inc.	1,057,044
5,049	Lowe's Companies, Inc.	1,139,559
Number of Shares		Value
	United States 61.1% (continued)
2,657	Mastercard, Inc. - Class A	$1,044,998
3,022	McDonald's Corp.	901,795
4,699	Microsoft Corp.	1,600,198
1,056	Netflix, Inc. (a)	465,157
1,964	PepsiCo, Inc.	363,772
3,311	Trane Technologies PLC	633,262
1,685	UnitedHealth Group, Inc.	809,878
4,589	Visa, Inc. - Class A	1,089,796
5,170	WEC Energy Group, Inc.	456,201
7,577	Yum! Brands, Inc.	1,049,793
		17,105,529
	Total Common Stocks
	(Cost $16,018,927)	24,814,772
Principal Amount
SHORT-TERM INVESTMENTS 6.3%
	Money Market Deposit Account 6.3%
$1,775,315	U.S. Bank N.A., 4.010% (b)	1,775,315
	Total Short-Term Investments
	(Cost $1,775,315)	1,775,315
	Total Investments 94.9%
	(Cost $17,794,242)	26,590,087
	Other Assets in Excess of Liabilities 5.1%	1,424,295
	TOTAL NET ASSETS 100.0%	$28,014,382

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2023.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2023

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Consumer Discretionary	23.4%
Information Technology	21.1
Financials	15.9
Consumer Staples	9.9
Health Care	7.7
Communication Services	4.5
Industrials	3.3
Utilities	2.8
Total Common Stocks	88.6
Total Short-Term Investments	6.3
Total Investments	94.9
Other Assets in Excess of Liabilities	5.1
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

SCHEDULE OF INVESTMENTS

June 30, 2023

Number of Shares		Value
COMMON STOCKS 92.1%
	Germany 4.2%
9,767	SAP SE	$1,333,715
	Spain 2.0%
3,855	Aena SME SA	622,575
	Switzerland 9.0%
13,025	Nestle SA	1,565,823
12,708	Novartis AG	1,277,828
		2,843,651
	United Kingdom 5.2%
13,361	Reckitt Benckiser Group PLC	1,003,178
12,176	Unilever PLC	633,898
		1,637,076
	United States 71.7%
18,397	Alphabet, Inc. - Class C (a)	2,225,486
12,421	Amazon.com, Inc. (a)	1,619,202
4,874	American Tower Corp.	945,264
471	Booking Holdings, Inc. (a)	1,271,855
3,415	CME Group, Inc.	632,765
7,510	Dollar General Corp.	1,275,048
13,474	Eversource Energy	955,576
11,155	Intercontinental Exchange, Inc.	1,261,407
3,231	Mastercard, Inc. - Class A	1,270,752
2,004	McDonald's Corp.	598,014
5,228	Meta Platforms, Inc. - Class A (a)	1,500,331
7,036	Microsoft Corp.	2,396,039
8,419	Mondelez International, Inc. - Class A	614,082
4,284	Salesforce, Inc. (a)	905,038
2,096	The Procter & Gamble Co.	318,047
38,233	U.S. Bancorp	1,263,218
1,972	UnitedHealth Group, Inc.	947,822
3,838	Visa, Inc. - Class A	911,448
Number of Shares		Value
	United States 71.7% (continued)
2,030	Walmart, Inc.	$319,075
10,900	Yum! Brands, Inc.	1,510,195
		22,740,664
	Total Common Stocks
	(Cost $25,177,960)	29,177,681
Principal Amount
SHORT-TERM INVESTMENTS 8.7%
	Money Market Deposit Account 8.7%
$2,772,523	U.S. Bank N.A., 4.010% (b)	2,772,523
	Total Short-Term Investments
	(Cost $2,772,523)	2,772,523
	Total Investments 100.8%
	(Cost $27,950,483)	31,950,204
	Liabilities in Excess of Other Assets (0.8)%	(246,299)
	TOTAL NET ASSETS 100.0%	$31,703,905

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2023.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2023

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Consumer Staples	18.1%
Financials	16.8
Consumer Discretionary	15.8
Information Technology	14.6
Communication Services	11.8
Health Care	7.0
Utilities	3.0
Real Estate	3.0
Industrials	2.0
Total Common Stocks	92.1
Total Short-Term Investments	8.7
Total Investments	100.8
Liabilities in Excess of Other Assets	(0.8)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS

June 30, 2023

Number of Shares		Value
COMMON STOCKS 95.1%
	Australia 4.7%
762,768	APA Group	$4,923,674
937,921	Atlas Arteria Ltd.	3,879,992
1,494,722	Transurban Group	14,188,886
		22,992,552
	Belgium 1.2%
46,051	Elia Group SA/NV	5,844,189
	Canada 14.1%
428,158	Algonquin Power & Utilities Corp.	3,539,030
111,264	Brookfield Renewable Corp. - Class A	3,509,887
124,795	Canadian Utilities Ltd. - Class A	3,232,094
162,515	Emera, Inc.	6,693,201
378,435	Enbridge, Inc.	14,066,155
299,848	Fortis, Inc.	12,921,927
375,025	Hydro One Ltd.	10,715,000
347,830	TC Energy Corp.	14,057,610
		68,734,904
	Chile 0.2%
3,600,226	Aguas Andinas SA - Class A	1,248,340
	France 5.9%
61,263	Aeroports de Paris	8,790,821
327,532	Getlink SE	5,568,352
123,024	Vinci SA	14,280,890
		28,640,063
	Germany 0.6%
57,245	Fraport AG Frankfurt Airport Services Worldwide (a)	3,052,084
	Hong Kong 1.4%
1,290,159	Power Assets Holdings Ltd.	6,758,681
Number of Shares		Value
	Italy 5.7%
153,558	ACEA SpA	$2,007,404
339,385	Enav SpA	1,446,540
501,905	Italgas SpA	2,971,164
2,080,582	Snam SpA	10,868,102
1,230,328	Terna SpA	10,479,846
		27,773,056
	Mexico 2.9%
200,316	Grupo Aeroportuario del Centro Norte SAB de CV	2,129,901
274,396	Grupo Aeroportuario del Pacifico SAB de CV - Class B	4,938,230
173,572	Grupo Aeroportuario del Sureste SAB de CV - Class B	4,852,046
226,587	Promotora y Operadora de Infraestructura SAB de CV	2,273,945
		14,194,122
	Netherlands 0.6%
77,842	Koninklijke Vopak NV	2,776,734
	New Zealand 1.3%
935,199	Auckland International Airport Ltd. (a)	4,907,117
619,171	Vector Ltd.	1,523,742
		6,430,859
	Portugal 0.3%
505,595	REN - Redes Energeticas Nacionais SGPS SA	1,376,508
	Spain 10.6%
89,597	Aena SME SA	14,469,737
359,259	Cellnex Telecom SA	14,500,982
162,190	Enagas SA	3,185,679
450,334	Ferrovial SE (a)	14,236,023
322,569	Redeia Corp. SA	5,415,338
		51,807,759

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2023

Number of Shares		Value
COMMON STOCKS 95.1% (continued)
	Switzerland 0.8%
19,232	Flughafen Zuerich AG	$3,994,446
	United Kingdom 5.4%
1,070,381	National Grid PLC	14,144,417
188,397	Pennon Group PLC	1,701,172
162,640	Severn Trent PLC	5,300,155
421,846	United Utilities Group PLC	5,151,729
		26,297,473
	United States 39.4%
13,401	ALLETE, Inc.	776,856
60,391	Alliant Energy Corp.	3,169,320
56,649	Ameren Corp.	4,626,524
120,435	American Electric Power Co., Inc.	10,140,627
10,206	American States Water Co.	887,922
51,636	American Tower Corp.	10,014,286
46,407	American Water Works Co., Inc.	6,624,599
33,974	Atmos Energy Corp.	3,952,535
93,222	Avangrid, Inc.	3,512,605
12,011	Avista Corp.	471,672
16,572	Black Hills Corp.	998,629
14,142	California Water Service Group	730,151
135,025	CenterPoint Energy, Inc.	3,935,979
1,671	Chesapeake Utilities Corp.	198,849
69,983	CMS Energy Corp.	4,111,501
80,292	Consolidated Edison, Inc.	7,258,397
84,584	Crown Castle Corp.	9,637,501
189,743	Dominion Energy Corp.	9,826,790
49,140	DTE Energy Co.	5,406,383
112,112	Duke Energy Corp.	10,060,931
50,413	Entergy Corp.	4,908,714
63,923	Essential Utilities, Inc.	2,551,167
55,329	Evergy, Inc.	3,232,320
80,602	Eversource Energy	5,716,294
235,114	Exelon Corp.	9,578,544
125,886	FirstEnergy Corp.	4,894,448
13,136	IDACORP, Inc.	1,347,754
Number of Shares		Value
	United States 39.4% (continued)
9,068	MGE Energy, Inc.	$717,369
6,850	Middlesex Water Co.	552,521
98,640	NiSource, Inc.	2,697,804
7,085	Northwest Natural Holding Co.	305,009
9,420	NorthWestern Corp.	534,679
48,505	OGE Energy Corp.	1,741,815
13,787	ONE Gas, Inc.	1,058,979
21,791	Pinnacle West Capital Corp.	1,775,095
15,904	PNM Resources, Inc.	717,270
19,011	Portland General Electric Co.	890,285
160,354	PPL Corp.	4,242,967
115,462	Public Service Enterprise Group, Inc.	7,229,076
24,984	SBA Communications Corp.	5,790,292
68,092	Sempra	9,913,514
7,821	SJW Group	548,330
13,542	Spire, Inc.	859,104
139,329	The Southern Co.	9,787,862
73,378	WEC Energy Group, Inc.	6,474,875
128,368	Xcel Energy, Inc.	7,980,639
		192,388,783
	Total Common Stocks
	(Cost $363,672,775)	464,310,553
CLOSED-END FUNDS 1.4%
	Republic of Korea 0.5%
248,726	Macquarie Korea Infrastructure Fund	2,397,313
	United Kingdom 0.9%
1,326,110	HICL Infrastructure PLC	2,260,147
1,235,783	International Public Partnerships Ltd.	2,030,865
		4,291,012
	Total Closed-End Funds
	(Cost $7,587,979)	6,688,325

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2023

Number of Shares		Value
RIGHTS 0.0%
	Republic of Korea 0.0%
19,006	Macquarie Korea Infrastructure Fund (a)	$—
	Total Rights
	(Cost $5,831)	—
Principal Amount
SHORT-TERM INVESTMENTS 1.2%
	Money Market Deposit Account 1.2%
$6,150,622	U.S. Bank N.A., 4.010% (b)	6,150,622
	Total Short-Term Investments
	(Cost $6,150,622)	6,150,622
	Total Investments 97.7%
	(Cost $377,417,207)	477,149,500
	Other Assets in Excess of Liabilities 2.3%	11,521,820
	TOTAL NET ASSETS 100.0%	$488,671,320

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2023.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	27.7%
Transmission & Distribution	19.7
Toll Roads	11.1
Airports	10.0
Communications	8.2
Energy Infrastructure	7.3
Water Utilities	5.6
Gas Utilities	5.5
Total Common Stocks	95.1
Social	0.9
Toll Roads	0.5
Total Closed-End Funds	1.4
Total Short-Term Investments	1.2
Total Investments	97.7
Other Assets in Excess of Liabilities	2.3
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier HyperiUS Global Equity Fund

SCHEDULE OF INVESTMENTS

June 30, 2023

Number of Shares		Value
COMMON STOCKS 97.6%
	France 9.0%
278	Hermes International	$603,675
552	Kering SA	304,545
466	LVMH Moet Hennessy Louis Vuitton SE	438,836
		1,347,056
	Luxembourg 5.5%
5,143	Spotify Technology SA (a)	825,709
	United States 83.1%
4,390	Airbnb, Inc. - Class A (a)	562,622
4,083	Alphabet, Inc. - Class A (a)	488,735
9,068	Amazon.com, Inc. (a)	1,182,105
8,718	Block, Inc. - Class A (a)	580,357
937	Costco Wholesale Corp.	504,462
1,175	Intuit, Inc.	538,373
1,499	Intuitive Surgical, Inc. (a)	512,568
1,580	Mastercard, Inc. - Class A	621,414
1,357	Meta Platforms, Inc. - Class A (a)	389,432
3,788	Microsoft Corp.	1,289,965
37,698	Palantir Technologies, Inc. (a)	577,910
2,534	Roku, Inc. - Class A (a)	162,075
2,306	Salesforce, Inc. (a)	487,166
2,516	ServiceNow, Inc. (a)	1,413,917
6,700	Tesla, Inc. (a)	1,753,859
2,575	Visa, Inc. - Class A	611,511
3,345	Workday, Inc. - Class A (a)	755,602
		12,432,073
	Total Common Stocks
	(Cost $14,343,132)	14,604,838
Principal Amount		Value
SHORT-TERM INVESTMENTS 2.1%
	Money Market Deposit Account 2.1%
$314,009	U.S. Bank N.A., 4.010% (b)	$314,009
	Total Short-Term Investments
	(Cost $314,009)	314,009
	Total Investments 99.7%
	(Cost $14,657,141)	14,918,847
	Other Assets in Excess of Liabilities 0.3%	42,084
	TOTAL NET ASSETS 100.0%	$14,960,931

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2023.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	33.8%
Consumer Discretionary	32.4
Communication Services	12.5
Financials	12.1
Health Care	3.4
Consumer Staples	3.4
Total Common Stocks	97.6
Total Short-Term Investments	2.1
Total Investments	99.7
Other Assets in Excess of Liabilities	0.3
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2023

	MFG Global Equity Fund	MFG Global Sustainable Fund	MFG Core Infrastructure Fund
ASSETS:
Investments at cost	$17,794,242	$27,950,483	$377,417,207
Foreign currency at cost	$62,813	$53,316	$976,511
Investments at value	$26,590,087	$31,950,204	$477,149,500
Foreign currency at value	61,255	53,974	983,459
Cash	1,316	—	31,919
Receivable for investments sold	—	1,913,407	5,260,429
Receivable for Fund shares sold	—	—	3,061,423
Dividends and interest receivable	24,559	21,987	1,962,237
Dividend tax reclaim receivable	1,358,475	38,888	440,294
Prepaid expenses and other assets	20,230	10,445	29,254
Total assets	28,055,922	33,988,905	488,918,515
LIABILITIES:
Payable for investments purchased	2,904	2,253,620	—
Payable for Fund shares redeemed	—	—	23,523
Payable to Adviser	3,770	206	149,511
Accrued shareholder servicing fees	—	1,828	21,031
Accrued expenses	34,866	29,346	53,130
Total liabilities	41,540	2,285,000	247,195
Net Assets	$28,014,382	$31,703,905	$488,671,320
NET ASSETS CONSIST OF:
Paid in capital	$(258,683)	$30,887,312	$393,377,703
Total distributable earnings	28,273,065	816,593	95,293,617
Net Assets	$28,014,382	$31,703,905	$488,671,320
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class	Institutional Class
Net Assets	$28,014,382	$12,559,169	$312,650,945
Authorized	100,000,000	50,000,000	50,000,000
Issued and Outstanding	2,637,135	1,041,205	18,024,240
Net Asset Value, Redemption Price and Offering Price Per Share	$10.62	$12.06	$17.35
CAPITAL STOCK, $0.01 PAR VALUE		Service Class	Service Class
Net Assets		$19,144,736	$176,020,375
Authorized		50,000,000	50,000,000
Issued and Outstanding		1,588,924	10,130,304
Net Asset Value, Redemption Price and Offering Price Per Share		$12.05	$17.38

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2023

	MFG Select Infrastructure Fund	HyperiUS Global Equity Fund
ASSETS:
Investments at cost	$—	$14,657,141
Foreign currency at cost	$121,013	$59,042
Investments at value	$—	$14,918,847
Cash equivalents	2,053,122	—
Foreign currency at value	121,020	58,495
Receivable for investments sold	95,395,570	—
Receivable for Fund shares sold	24,980	—
Dividends and interest receivable	459,723	—
Receivable from Adviser	—	13,701
Dividend tax reclaim receivable	100,356	1,081
Prepaid expenses and other assets	22,515	987
Total assets	98,177,286	14,993,111
LIABILITIES:
Payable for Fund shares redeemed	2,875,688	—
Payable to Adviser	19,143	—
Accrued shareholder servicing fees	12,736	—
Accrued expenses	41,898	32,180
Total liabilities	2,949,465	32,180
Net Assets	$95,227,821	$14,960,931
NET ASSETS CONSIST OF:
Paid in capital	$89,510,827	$17,060,657
Total distributable earnings (accumulated losses)	5,716,994	(2,099,726)
Net Assets	$95,227,821	$14,960,931
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class
Net Assets	$71,154,190	$14,950,225
Authorized	50,000,000	50,000,000
Issued and Outstanding	6,637,315	1,793,549
Net Asset Value, Redemption Price and Offering Price Per Share	$10.72	$8.34
CAPITAL STOCK, $0.01 PAR VALUE	Service Class	Service Class
Net Assets	$24,073,631	$10,706
Authorized	50,000,000	50,000,000
Issued and Outstanding	2,244,453	1,285
Net Asset Value, Redemption Price and Offering Price Per Share	$10.73	$8.33

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2023

	MFG Global Equity Fund	MFG Global Sustainable Fund	MFG Core Infrastructure Fund
INVESTMENT INCOME:
Dividend income	$2,831,595 (1)	$406,036 (2)	$17,744,074 (3)
Interest income	221,502	75,844	363,915
Total investment income	3,053,097	481,880	18,107,989
EXPENSES:
Investment advisory fees	1,774,906	259,502	2,804,392
Fund administration and accounting fees	76,301	34,200	178,216
Legal fees	52,293	51,234	49,019
Custody fees	44,775	14,516	95,918
Directors' fees and related expenses	32,500	32,500	32,500
Federal and state registration fees	27,888	35,749	47,584
Reports to shareholders	23,801	14,901	36,205
Audit and tax fees	20,362	18,362	19,862
Transfer agent fees	15,568	16,027	70,447
Shareholder servicing fees	—	20,653	207,241
Other	23,413	10,332	27,797
Total expenses before waiver	2,091,807	507,976	3,569,181
Waiver of expenses by Adviser	(316,901)	(227,821)	(557,548)
Net expenses	1,774,906	280,155	3,011,633
Net Investment Income	1,278,191	201,725	15,096,356
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	161,856,152	(2,817,137)	13,248,601
Foreign currency transactions	119,837	10,952	(295,943)
Change in net unrealized appreciation/depreciation on:
Investments	(155,697,372)	8,248,642	(38,313,478)
Foreign currency translation	87,734	3,216	107,391
Net Realized and Unrealized Gain (Loss) on Investments	6,366,351	5,445,673	(25,253,429)
Net Increase (Decrease) in Net Assets Resulting from Operations	$7,644,542	$5,647,398	$(10,157,073)

(1)  Net of $49,533 in foreign withholding taxes.

(2)  Net of $39,739 in foreign withholding taxes.

(3)  Net of $1,447,939 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS (continued)

For the Year Ended June 30, 2023

	MFG Select Infrastructure Fund	HyperiUS Global Equity Fund
INVESTMENT INCOME:
Dividend income	$3,804,247 (1)	$38,340 (2)
Interest income	102,552	5,763
Total investment income	3,906,799	44,103
EXPENSES:
Investment advisory fees	952,789	96,847
Fund administration and accounting fees	55,312	26,618
Legal fees	49,843	54,156
Directors' fees and related expenses	47,500	32,500
Shareholder servicing fees	45,819	—
Federal and state registration fees	37,583	2,492
Custody fees	34,035	8,236
Transfer agent fees	28,054	14,994
Reports to shareholders	19,535	16,796
Audit and tax fees	18,362	18,362
Other	14,122	13,553
Total expenses before waiver	1,302,954	284,554
Waiver and reimbursement of expenses by Adviser	(304,345)	(187,707)
Net expenses	998,609	96,847
Net Investment Income (Loss)	2,908,190	(52,744)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	6,372,127	(1,390,730)
Foreign currency transactions	(67,472)	(984)
Change in net unrealized appreciation/depreciation on:
Investments	(9,150,516)	5,114,676
Foreign currency translation	51,447	(529)
Net Realized and Unrealized Gain (Loss) on Investments	(2,794,414)	3,722,433
Net Increase in Net Assets Resulting from Operations	$113,776	$3,669,689

(1)  Net of $298,342 in foreign withholding taxes.

(2)  Net of $3,947 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS

	MFG Global Equity Fund		MFG Global Sustainable Fund
	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
OPERATIONS:
Net investment income	$1,278,191	$4,590,608	$201,725	$146,725
Net realized gain (loss) on:
Investments	161,856,152	140,749,330	(2,817,137)	499,847
Foreign currency transactions	119,837	(45,722)	10,952	(3,678)
Change in net unrealized appreciation/depreciation on:
Investments	(155,697,372)	(331,083,712)	8,248,642	(8,091,286)
Foreign currency translation	87,734	(151,653)	3,216	(1,093)
Net increase (decrease) in net assets resulting from operations	7,644,542	(185,941,149)	5,647,398	(7,449,485)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(132,709,162)	(103,961,346)	(71,451)	(438,819)
Service Class			(114,799)	(799,131)
Decrease in net assets resulting from distributions paid	(132,709,162)	(103,961,346)	(186,250)	(1,237,950)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	1,395,306	14,889,983	—	1,250,000
Service Class			3,402,561	12,337,445
Shares issued to holders in reinvestment of distributions:
Institutional Class	117,692,852	95,109,069	61,688	432,046
Service Class			64,157	406,085
Shares redeemed:
Institutional Class	(672,702,949)	(394,277,207)	(1,253,938)	—
Service Class			(10,353,592)	(1,834,041)
Redemption fees:
Institutional Class	375	1,888	1,290	271
Service Class			2,501	482
Net increase (decrease) in net assets resulting from capital share transactions	(553,614,416)	(284,276,267)	(8,075,333)	12,592,288
Total Increase (Decrease) in Net Assets	(678,679,036)	(574,178,762)	(2,614,185)	3,904,853
NET ASSETS:
Beginning of Period	706,693,418	1,280,872,180	34,318,090	30,413,237
End of Period	$28,014,382	$706,693,418	$31,703,905	$34,318,090
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	114,624	719,612	—	103,391
Service Class			328,166	975,941
Shares issued to holders in reinvestment of distributions:
Institutional Class	9,325,436	4,494,758	5,920	33,701
Service Class			6,153	31,676
Shares redeemed:
Institutional Class	(48,713,909)	(20,001,505)	(113,466)	—
Service Class			(978,388)	(157,348)
Net increase (decrease) in shares outstanding	(39,273,849)	(14,787,135)	(751,615)	987,361

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Core Infrastructure Fund		MFG Select Infrastructure Fund
	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
OPERATIONS:
Net investment income	$15,096,356	$22,068,857	$2,908,190	$2,792,349
Net realized gain (loss) on:
Investments	13,248,601	19,383,218	6,372,127	4,791,838
Foreign currency transactions	(295,943)	(323,920)	(67,472)	(26,541)
Change in net unrealized appreciation/depreciation on:
Investments	(38,313,478)	(8,005,615)	(9,150,516)	(4,768,431)
Foreign currency translation	107,391	(35,670)	51,447	(11,757)
Net increase (decrease) in net assets resulting from operations	(10,157,073)	33,086,870	113,776	2,777,458
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(20,932,508)	(14,722,801)	(2,440,940)	(2,101,727)
Service Class	(13,222,631)	(8,388,396)	(972,332)	(768,214)
Decrease in net assets resulting from distributions paid	(34,155,139)	(23,111,197)	(3,413,272)	(2,869,941)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	46,023,259	189,294,330	1,102,099	7,102,890
Service Class	48,101,000	119,620,715	5,240,896	8,031,116
Shares issued to holders in reinvestment of distributions:
Institutional Class	17,097,757	12,089,237	1,057,800	896,705
Service Class	8,251,459	5,504,936	398,763	330,181
Shares redeemed:
Institutional Class	(122,370,023)	(336,047,574)	(21,581,370)	(5,688,665)
Service Class	(155,032,914)	(84,274,558)	(17,217,080)	(5,544,441)
Redemption fees:
Institutional Class	457	1,646	—	23
Service Class	270	801	—	9
Net increase (decrease) in net assets resulting from capital share transactions	(157,928,735)	(93,810,467)	(30,998,892)	5,127,818
Total Increase (Decrease) in Net Assets	(202,240,947)	(83,834,794)	(34,298,388)	5,035,335
NET ASSETS:
Beginning of Period	690,912,267	774,747,061	129,526,209	124,490,874
End of Period	$488,671,320	$690,912,267	$95,227,821	$129,526,209
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	2,816,080	10,088,963	104,741	625,237
Service Class	2,798,284	6,237,308	483,934	707,557
Shares issued to holders in reinvestment of distributions:
Institutional Class	962,634	645,530	99,577	80,139
Service Class	463,213	292,400	37,494	29,523
Shares redeemed:
Institutional Class	(7,231,715)	(17,652,880)	(2,040,705)	(497,306)
Service Class	(8,971,923)	(4,289,779)	(1,574,470)	(478,942)
Net increase (decrease) in shares outstanding	(9,163,427)	(4,678,458)	(2,889,429)	466,208

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	HyperiUS Global Equity Fund
	For the Year Ended June 30, 2023	For the Period December 15, 2021(1) through June 30, 2022
OPERATIONS:
Net investment loss	$(52,744)	$(35,413)
Net realized loss on:
Investments	(1,390,730)	(948,389)
Foreign currency transactions	(984)	(545)
Change in net unrealized appreciation/depreciation on:
Investments	5,114,676	(4,852,970)
Foreign currency translation	(529)	(1)
Net increase (decrease) in net assets resulting from operations	3,669,689	(5,837,318)
CAPITAL SHARE TRANSACTIONS(2):
Shares sold:
Institutional Class	—	17,229,479
Service Class	—	10,501
Shares redeemed:
Institutional Class	(111,420)	—
Service Class	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(111,420)	17,239,980
Total Increase in Net Assets	3,558,269	11,402,662
NET ASSETS:
Beginning of Period	11,402,662	—
End of Period	$14,960,931	$11,402,662
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	—	1,811,549
Service Class	—	1,285
Shares redeemed:
Institutional Class	(18,000)	—
Service Class	—	—
Net increase (decrease) in shares outstanding	(18,000)	1,812,834

(1)  Commencement of operations of the Institutional Class.

(2)  HyperiUS Global Equity Fund — Service Class commenced operations on March 16, 2022.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019
Net Asset Value, Beginning of Period	$16.86	$22.59	$19.78	$19.72	$18.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08 (1)	0.09 (1)	0.09	0.11 (1)	0.17
Net realized and unrealized gain (loss) on investments	1.83	(3.91)	4.05	1.39	2.38
Total Income (Loss) from Investment Operations	1.91	(3.82)	4.14	1.50	2.55
LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.10)	(0.01)	(0.14)	(0.17)
From net realized gain on investments	(7.99)	(1.81)	(1.32)	(1.30)	(1.55)
Total Distributions	(8.15)	(1.91)	(1.33)	(1.44)	(1.72)
Redemption fees retained(2)	—	—	—	—	—
Net Asset Value, End of Period	$10.62	$16.86	$22.59	$19.78	$19.72
Total Return	16.78%	(18.61)%	21.53%	7.58%	15.06%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$28,014	$706,693	$1,280,872	$1,162,448	$1,125,305
Ratio of expenses to average net assets
Before waivers and reimbursements	0.94%	0.86%	0.84%	0.85%	0.85%
Net of waivers and reimbursements	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.44%	0.36%	0.37%	0.49%	0.80%
Net of waivers and reimbursements	0.58%	0.42%	0.41%	0.54%	0.85%
Portfolio turnover rate	39%	32%	25%	45%	34%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Period Ended June 30, 2020(1)
Net Asset Value, Beginning of Period	$10.15	$12.70	$10.43	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08	0.05	0.06	0.05
Net realized and unrealized gain (loss) on investments	1.89	(2.16)	2.24	0.39
Total Income (Loss) from Investment Operations	1.97	(2.11)	2.30	0.44
LESS DISTRIBUTIONS:
From net investment income	(0.06)	(0.05)	(0.03)	(0.01)
From net realized gain on investments	—	(0.39)	—	—
Total Distributions	(0.06)	(0.44)	(0.03)	(0.01)
Redemption fees retained	— (2)	— (2)	— (2)	—
Net Asset Value, End of Period	$12.06	$10.15	$12.70	$10.43
Total Return	19.63%	(17.37)%	22.05%	4.36	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$12,559	$11,663	$12,851	$10,537
Ratio of expenses to average net assets
Before waivers and reimbursements	1.50%	1.45%	2.03%	2.26	%(4)
Net of waivers and reimbursements	0.80%	0.80%	0.80%	0.80	%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.01%	(0.20)%	(0.74)%	(0.82	)%(4)
Net of waivers and reimbursements	0.71%	0.45%	0.49%	0.64	%(4)
Portfolio turnover rate(5)	49%	40%	29%	43	%(3)

(1)  Commenced operations on October 9, 2019.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Year Ended June 30, 2023	Year Ended June 30, 2022	Period Ended June 30, 2021(1)
Net Asset Value, Beginning of Period	$10.15	$12.70	$11.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07	0.05 (2)	0.07
Net realized and unrealized gain (loss) on investments	1.89	(2.17)	1.20
Total Income (Loss) from Investment Operations	1.96	(2.12)	1.27
LESS DISTRIBUTIONS:
From net investment income	(0.06)	(0.04)	(0.03)
From net realized gain on investments	—	(0.39)	—
Total Distributions	(0.06)	(0.43)	(0.03)
Redemption fees retained(3)	—	—	—
Net Asset Value, End of Period	$12.05	$10.15	$12.70
Total Return	19.36%	(17.41)%	11.07	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$19,145	$22,655	$17,562
Ratio of expenses to average net assets
Before waivers and reimbursements	1.60%	1.55%	1.90	%(5)
Net of waivers and reimbursements	0.90%	0.90%	0.90	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.13)%	(0.27)%	(0.23	)%(5)
Net of waivers and reimbursements	0.57%	0.38%	0.77	%(5)
Portfolio turnover rate(6)	49%	40%	29	%(4)

(1)  Commenced operations on October 20, 2020.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019
Net Asset Value, Beginning of Period	$18.50	$18.43	$16.34		$17.16	$15.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.49 (1)	0.49 (1)	0.46		0.41	0.45
Net realized and unrealized gain (loss) on investments	(0.60)	0.13	2.09		(0.81)	1.77
Total Income (Loss) from Investment Operations	(0.11)	0.62	2.55		(0.40)	2.22
LESS DISTRIBUTIONS:
From net investment income	(0.48)	(0.55)	(0.46)		(0.42)	(0.44)
From net realized gain on investments	(0.56)	—	—		—	(0.02)
Total Distributions	(1.04)	(0.55)	(0.46)		(0.42)	(0.46)
Redemption fees retained	— (2)	— (2)	—	(2)	— (2)	—
Net Asset Value, End of Period	$17.35	$18.50	$18.43		$16.34	$17.16
Total Return	(0.60)%	3.33%	15.72%		(2.40)%	14.65%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$312,651	$397,226	$523,439		$449,609	$402,142
Ratio of expenses to average net assets
Before waivers and reimbursements	0.60%	0.57%	0.58	%(3)	0.58%	0.79%
Net of waivers and reimbursements	0.50%	0.50%	0.50	%(3)	0.50%	0.70%
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.67%	2.51%	2.52	%(4)	2.41%	2.74%
Net of waivers and reimbursements	2.77%	2.58%	2.60	%(4)	2.49%	2.83%
Portfolio turnover rate(5)	12%	32%	17%		18%	18%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 0.58%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.50%.

(4)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 2.52%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.60%.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019
Net Asset Value, Beginning of Period	$18.54	$18.48	$16.38		$17.20	$15.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.46	0.49	0.43		0.43 (1)	0.65 (1)
Net realized and unrealized gain (loss) on investments	(0.59)	0.10	2.11		(0.85)	1.57
Total Income (Loss) from Investment Operations	(0.13)	0.59	2.54		(0.42)	2.22
LESS DISTRIBUTIONS:
From net investment income	(0.47)	(0.53)	(0.44)		(0.40)	(0.43)
From net realized gain on investments	(0.56)	—	—		—	(0.02)
Total Distributions	(1.03)	(0.53)	(0.44)		(0.40)	(0.45)
Redemption fees retained(2)	—	—	—		—	—
Net Asset Value, End of Period	$17.38	$18.54	$18.48		$16.38	$17.20
Total Return	(0.70)%	3.16%	15.63%		(2.49)%	14.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$176,020	$293,686	$251,308		$183,676	$105,625
Ratio of expenses to average net assets
Before waivers and reimbursements	0.70%	0.67%	0.68	%(3)	0.69%	0.90%
Net of waivers and reimbursements	0.60%	0.60%	0.60	%(3)	0.60%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.47%	2.50%	2.46	%(4)	2.44%	3.89%
Net of waivers and reimbursements	2.57%	2.57%	2.54	%(4)	2.53%	3.99%
Portfolio turnover rate(5)	12%	32%	17%		18%	18%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 0.68%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.60%.

(4)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 2.46%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.54%.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2020	Period Ended June 30, 2019(1)
Net Asset Value, Beginning of Period	$11.00	$11.01	$9.99		$11.18	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27 (2)	0.24	0.21		0.18	0.29	(2)
Net realized and unrealized gain (loss) on investments	(0.21)	— (3)	1.01		(1.08)	1.09
Total Income (Loss) from Investment Operations	0.06	0.24	1.22		(0.90)	1.38
LESS DISTRIBUTIONS:
From net investment income	(0.30)	(0.25)	(0.20)		(0.18)	(0.20)
From net realized gain on investments	(0.04)	—	—		(0.11)	—
Total Distributions	(0.34)	(0.25)	(0.20)		(0.29)	(0.20)
Redemption fees retained	—	— (3)	—	(3)	— (3)	—
Net Asset Value, End of Period	$10.72	$11.00	$11.01		$9.99	$11.18
Total Return	0.56%	2.13%	12.32%		(8.26)%	13.90	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$71,154	$93,217	$90,998		$78,775	$86,833
Ratio of expenses to average net assets
Before waivers and reimbursements	1.06%	1.01%	1.06	%(5)	1.08%	1.24	%(6)(7)
Net of waivers and reimbursements	0.80%	0.80%	0.80	%(5)	0.80%	0.80	%(6)(7)
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.20%	1.91%	1.72	%(8)	1.50%	2.37	%(6)(9)
Net of waivers and reimbursements	2.46%	2.12%	1.98	%(8)	1.78%	2.81	%(6)(9)
Portfolio turnover rate(10)	22%	27%	22%		40%	29	%(4)

(1)  Commenced operations on July 2, 2018.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 1.06%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.80%.

(6)  Annualized.

(7)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2019, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 1.24%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.80%.

(8)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 1.72%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 1.98%.

(9)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2019, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 2.38%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.82%.

(10)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2020	Period Ended June 30, 2019(1)
Net Asset Value, Beginning of Period	$11.01	$11.02	$10.00		$11.19	$10.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26 (2)	0.22	0.24	(2)	0.23 (2)	0.17	(2)
Net realized and unrealized gain (loss) on investments	(0.21)	— (3)	0.97		(1.14)	0.82
Total Income (Loss) from Investment Operations	0.05	0.22	1.21		(0.91)	0.99
LESS DISTRIBUTIONS:
From net investment income	(0.29)	(0.23)	(0.19)		(0.17)	(0.13)
From net realized gain on investments	(0.04)	—	—		(0.11)	—
Total Distributions	(0.33)	(0.23)	(0.19)		(0.28)	(0.13)
Redemption fees retained	—	— (3)	—	(3)	— (3)	—	(3)
Net Asset Value, End of Period	$10.73	$11.01	$11.02		$10.00	$11.19
Total Return	0.48%	1.99%	12.22%		(8.32)%	9.60	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$24,074	$36,309	$33,493		$8,985	$2,296
Ratio of expenses to average net assets
Before waivers and reimbursements	1.17%	1.15%	1.17	%(5)	1.18%	1.35	%(6)
Net of waivers and reimbursements	0.93%	0.94%	0.92	%(5)	0.90%	0.90	%(6)
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.16%	1.78%	1.99	%(7)	1.85%	3.99	%(6)
Net of waivers and reimbursements	2.40%	1.99%	2.24	%(7)	2.13%	4.44	%(6)
Portfolio turnover rate(8)	22%	27%	22%		40%	29	%(4)

(1)  Commenced operations on February 19, 2019.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 1.17%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.92%.

(6)  Annualized.

(7)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 1.99%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.24%.

(8)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier HyperiUS Global Equity Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Year Ended June 30, 2023		Period Ended June 30, 2022(1)
Net Asset Value, Beginning of Period	$6.29		$10.00
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss	(0.03	)(2)	(0.02)
Net realized and unrealized gain (loss) on investments	2.08		(3.69)
Total Income (Loss) from Investment Operations	2.05		(3.71)
Net Asset Value, End of Period	$8.34		$6.29
Total Return	32.59%		(37.10	)%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$14,950		$11,395
Ratio of expenses to average net assets
Before waivers and reimbursements	2.35%		2.28	%(4)
Net of waivers and reimbursements	0.80%		0.80	%(4)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.99)%		(2.01	)%(4)
Net of waivers and reimbursements	(0.44)%		(0.53	)%(4)
Portfolio turnover rate(5)	21%		28	%(3)

(1)  Commenced operations on December 15, 2021.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier HyperiUS Global Equity Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Year Ended June 30, 2023		Period Ended June 30, 2022(1)
Net Asset Value, Beginning of Period	$6.29		$8.17
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss	(0.03	)(2)	(0.01)
Net realized and unrealized gain (loss) on investments	2.07		(1.87)
Total Income (Loss) from Investment Operations	2.04		(1.88)
Net Asset Value, End of Period	$8.33		$6.29
Total Return	32.43%		(23.01	)%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$11		$8
Ratio of expenses to average net assets
Before waivers and reimbursements	2.35%		2.23	%(4)
Net of waivers and reimbursements	0.80%		0.80	%(4)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(2.00)%		(1.91	)%(4)
Net of waivers and reimbursements	(0.45)%		(0.48	)%(4)
Portfolio turnover rate(5)	21%		28	%(3)

(1)  Commenced operations on March 16, 2022.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2023

(1)  ORGANIZATION

Frontier Funds, Inc. (the "Company") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The investment objective of the Frontier MFG Global Equity Fund (the "Global Equity Fund") is capital appreciation. The investment objective of each of the Frontier MFG Global Sustainable Fund (the "Sustainable Fund") and the Frontier MFG Select Infrastructure Fund (the "Select Fund") is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss. The investment objective of the Frontier MFG Core Infrastructure Fund (the "Core Fund") is long-term capital appreciation. The investment objective of the Frontier HyperiUS Global Equity Fund (the "HyperiUS Fund") is to seek long-term capital growth. The Core Fund is a diversified fund, and each of the Global Equity Fund, the Sustainable Fund, the Select Fund and the HyperiUS Fund is a non-diversified fund.

A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations of the Fund
Global Equity Fund (a)	Frontegra Asset Management, Inc. ("Frontegra" or the "Adviser")	MFG Asset Management ("MFG")	Multi-Class • Institutional • Service Class (b)	Dec. 28, 2011
Sustainable Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	Oct. 9, 2019
Core Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	Jan. 18, 2012
Select Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	July 2, 2018
HyperiUS Fund (a)	Frontegra	H.A.M.L.	Multi-Class • Institutional • Service Class	Dec. 15, 2021

(a)  A redemption fee of 2.00% will be charged on shares of the Fund redeemed 30 days or less from their date of purchase.

(b)  As of June 30, 2023, the Service Class shares of the Global Equity Fund had not commenced operations.

On June 27, 2023, the Board of Directors of the Company (the "Board") approved a plan to liquidate the Select Fund with such liquidation effective August 23, 2023. For more information regarding the liquidation, please see Note 2 (f)-Subsequent Event.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023

(2)  SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a) Investment Valuation

Securities are valued at their fair value. Equity securities that are traded on a national securities exchange, except for those traded on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (together, "NASDAQ"), for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are principally traded. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent quoted bid price. Debt securities are valued at the bid price provided by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models, as well as market transactions and other market inputs. Shares of underlying mutual funds are valued at their respective Net Asset Value ("NAV"). Deposit accounts are valued at acquisition cost, which approximates fair value. Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In the case of foreign securities, the occurrence of events after the close of the foreign markets, but prior to the time a Fund's NAV is calculated, will result in a systematic fair value adjustment to the trading prices of foreign securities provided that there is a movement in the markets that exceeds a predetermined threshold and provided the fair value prices exceed a pre-established confidence level. The Funds will also value foreign securities at fair value in accordance with the Adviser's fair valuation procedures in the case of other significant events relating to a particular foreign issuer or market. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time the NAV is calculated. The Company has retained an independent fair value pricing service to assist in valuing foreign securities held by the Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser as "valuation designee" of the Board pursuant to policies and procedures adopted pursuant to Rule 2a-5 under the 1940 Act. The Adviser uses its Valuation Committee to make any required fair value determinations.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities that the Funds have the ability to access

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023

The following is a summary of the Funds' investments by the inputs used to value the investments as of June 30, 2023:

Global Equity Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$24,814,772	$—	$—	$24,814,772
Total Equity	24,814,772	—	—	24,814,772
Short-Term Investments	1,775,315	—	—	1,775,315
Total Investments in Securities	$26,590,087	$—	$—	$26,590,087

Sustainable Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$29,177,681	$—	$—	$29,177,681
Total Equity	29,177,681	—	—	29,177,681
Short-Term Investments	2,772,523	—	—	2,772,523
Total Investments in Securities	$31,950,204	$—	$—	$31,950,204

Core Fund

Description	Level 1	Level 2		Level 3	Total
Equity (a)
Common Stocks	$464,310,553	$—		$—	$464,310,553
Closed-End Funds	6,688,325	—		—	6,688,325
Total Equity	470,998,878	—		—	470,998,878
Rights	—	—	(b)	—	—
Short-Term Investments	6,150,622	—		—	6,150,622
Total Investments in Securities	$477,149,500	$—		$—	$477,149,500

HyperiUS Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$14,604,838	$—	$—	$14,604,838
Total Equity	14,604,838	—	—	14,604,838
Short-Term Investments	314,009	—	—	314,009
Total Investments in Securities	$14,918,847	$—	$—	$14,918,847

(a)  See each Fund's Schedule of Investments for sector or country classifications.

(b)  The rights were valued at zero as of June 30, 2023, and classified as a Level 2 security.

(b)  Federal Income Taxes

Each Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations as incurred. During the period, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds have no examinations in progress.

(c)  Distributions to Shareholders

With the exception of the Core and Select Funds, dividends from net investment income are usually declared and paid annually. The Core and Select Funds usually declare and pay dividends quarterly. Distributions from net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction ("equalization").

The tax character of distributions paid during the fiscal years ended June 30, 2023, and June 30, 2022, were as follows:

	Year Ended June 30, 2023			Year Ended June 30, 2022
	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Global Equity Fund	$3,072,773	$129,636,389	$132,709,162	$17,605,588	$86,355,758	$103,961,346
Sustainable Fund	186,250	—	186,250	646,162	591,788	1,237,950
Core Fund	19,731,673	14,423,464	34,155,137	23,111,197	—	23,111,197
Select Fund	3,287,481	125,791	3,413,272	2,869,941	—	2,869,941

At June 30, 2023, the Funds' most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Global Equity Fund	Sustainable Fund	Core Fund	Select Fund	HyperiUS Fund
Cost of investments	$18,506,826	$28,764,518	$389,919,042	$—	$15,264,716
Gross unrealized appreciation	$9,681,680	$5,244,459	$112,005,197	$—	$1,681,705
Gross unrealized depreciation	(1,598,419)	(2,058,773)	(24,774,739)	—	(2,027,574)
Net unrealized appreciation/depreciation	8,083,261	3,185,686	87,230,458	—	(345,869)
Undistributed ordinary income	377,559	154,005	811,317	3,783,468	—
Undistributed long-term capital gain	19,803,268	—	7,232,473	1,899,832	—
Other accumulated gains (losses)	8,977	(2,523,098)	19,369	33,694	(1,753,857)
Total distributable earnings/(losses)	$28,273,065	$816,593	$95,293,617	$5,716,994	$(2,099,726)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gains (losses) include unrealized appreciation/depreciation on foreign currency transactions and capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023

At June 30, 2023, the Sustainable Fund had short-term and long-term capital loss carryforwards that will not expire of $1,080,074 and $1,444,512, respectively, and the HyperiUS Fund had short-term and long-term capital loss carryforwards that will not expire of $1,346,926 and $381,846, respectively.

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. The Funds are also permitted to defer into their next fiscal year any net ordinary losses incurred from January 1 through the end of the fiscal year. As of the fiscal year ended June 30, 2023, the HyperiUS Fund deferred, on a tax basis, an ordinary late-year loss of $24,555.

(d)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in fair value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Each Fund separately reports net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, which result from changes in exchange rates.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investing in foreign companies involves risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The risks of foreign investments are typically greater in emerging and less developed markets.

(e)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f)  Subsequent Event

On August 23, 2023, the Select Fund was liquidated under the plan of liquidation previously approved by the Board.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023

(g)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax codes and regulations.

Cash equivalents include amounts held in interest bearing demand deposit accounts. Such cash, at times, may exceed federally insured limits. The Funds have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risk on such accounts.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class. Expenses incurred that do not specifically relate to an individual Fund are allocated among all Funds in the Company in proportion to each Fund's relative net assets or by other equitable means.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in distributable earnings due to differences between financial reporting and tax reporting be reclassified to or from paid in capital. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2023, the following table shows the reclassifications made among tax components:

	Global Equity Fund	Sustainable Fund	Core Fund	Select Fund	HyperiUS Fund
Paid in capital	$89,818,154	$—	$2,420,211	$71,000	$(63,225)
Total distributable earnings (accumulated losses)	(89,818,154)	—	(2,420,211)	(71,000)	63,225

The permanent differences primarily relate to equalization and net operating losses. Such reclassifications may result in negative paid in capital.

(3)  INVESTMENT ADVISER AND RELATED PARTIES

Each of the Funds has entered into an agreement with Frontegra, with whom certain officers and a director of the Company are affiliated, to furnish investment advisory services to such Funds. Frontegra is a majority-owned subsidiary of Magellan Financial Group Limited and is an affiliate of MFG. William D. Forsyth III, the President and a director of the Company, is a control person of Frontegra.

Advisory fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to an expense cap/reimbursement agreement, Frontegra has agreed to waive its management fees and/or reimburse each Fund's operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023

and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statements of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the Adviser or the Adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of advisory fees waived exceeds the advisory fee earned, this is shown on the Statements of Assets and Liabilities as a receivable from the Adviser. The expense cap/reimbursement agreement will continue in effect until October 31, 2025, and may be terminated only by, or with the consent of, the Board.

Frontier Fund	Annual Advisory Fees	Expense Limitation
Global Equity Fund - Institutional Class	0.80%	0.80%
Sustainable Fund - Institutional Class	0.80%	0.80%
Sustainable Fund - Service Class	0.80%	0.95%
Core Fund - Institutional Class	0.50%	0.50%
Core Fund - Service Class	0.50%	0.65%
Select Fund - Institutional Class	0.80%	0.80%
Select Fund - Service Class	0.80%	0.95%
HyperiUS Fund - Institutional Class	0.80%	0.80%
HyperiUS Fund - Service Class	0.80%	0.95%

The Adviser is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause a Fund's expense ratio to exceed the lesser of (a) the expense limitation in place at the time of the waiver and/or expense payment, or (b) the expense limitation in place at the time of recoupment. Expenses attributable to a specific class may only be recouped with respect to that class.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on:

	June 30,
	2024	2025		2026	Total
Global Equity Fund	$622,657	$614,614		$316,901	$1,554,172
Sustainable Fund	220,491	235,935		227,821	684,247
Core Fund	545,610	621,176		557,548	1,724,334
Select Fund	272,450	279,646		304,345	856,441
HyperiUS Fund	—	100,350	(a)	187,707	288,057

(a) Expenses waived/reimbursed were for the period December 15, 2021, through June 30, 2022.

Frontegra has entered into a subadvisory agreement under which MFG serves as the subadviser to the Global Equity, Sustainable, Core and Select Funds, and subject to Frontegra's supervision, manages each Fund's portfolio assets. Under the agreement, for each Fund subadvised by MFG, MFG is paid the net advisory fee received by Frontegra after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap/reimbursement agreement discussed above, less an annual flat fee retained by Frontegra; provided however, if the net advisory fee is less than such flat fee, Frontegra shall retain the entire net advisory fee and no subadvisory fee will be payable to MFG.

Frontegra has also entered into a subadvisory agreement under which H.A.M.L. serves as the subadviser to the HyperiUS Fund and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Under the agreement, H.A.M.L. is compensated by Frontegra for its investment advisory services at the annual rate of 75% of the net advisory fee received by Frontegra from the Fund after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap/reimbursement agreement.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund's voting securities creates a presumption of control. As of June 30, 2023, each Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. Affiliates of the Adviser own a controlling interest in the Sustainable Fund and the HyperiUS Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the fiscal year ended June 30, 2023, are summarized below:

	Global Equity Fund	Sustainable Fund	Core Fund	Select Fund	HyperiUS Fund
Purchases	$79,221,874	$14,065,826	$65,378,052	$25,695,891	$2,509,976
Sales	$702,315,548	$20,624,510	$228,997,744	$144,740,132	$2,891,539

There were no purchases or sales of U.S. Government securities for the Funds.

(5)  SHAREHOLDER SERVICING FEE

The Company has adopted a shareholder servicing plan (the "Service Plan") on behalf of the Service Class shares offered by certain Funds. Pursuant to the Service Plan, the Service Class shares of the applicable Funds pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. As of June 30, 2023, the Service Class shares of the Global Equity Fund had not commenced operations. For the fiscal year ended June 30, 2023, the Service Plan expenses were as follows:

Service Plan Expenses
Sustainable Fund - Service Class	$20,653
Core Fund - Service Class	$207,241
Select Fund - Service Class	$45,819
HyperiUS Fund - Service Class	$—

(6)  IMPACTS OF COVID-19

The coronavirus (COVID-19) pandemic caused significant economic disruption in recent years as countries worked to limit the negative health impacts of the virus. While the virus appears to have entered an endemic stage, significant outbreaks or new variants present a continued risk to the global economy.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Frontier Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frontier Funds, Inc. comprising the funds listed below (the "Funds") as of June 30, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Frontier MFG Global Equity Fund Frontier MFG Core Infrastructure Fund	For the year ended June 30, 2023	For the years ended June 30, 2023 and 2022	For the years ended June 30, 2023, 2022, 2021, 2020 and 2019
Frontier MFG Select Infrastructure Fund	For the year ended June 30, 2023	For the years ended June 30, 2023 and 2022	For the years ended June 30, 2023, 2022, 2021, and 2020 and for the period from July 2, 2018 (commencement of operations) through June 30, 2019
Frontier MFG Global Sustainable Fund	For the year ended June 30, 2023	For the years ended June 30, 2023 and 2022	For the years ended June 30, 2023, 2022, and 2021 and for the period from October 9, 2019 (commencement of operations) through June 30, 2020
Frontier HyperiUS Global Equity Fund	For the year ended June 30, 2023	For the year ended June 30, 2023 and for the period from December 15, 2021 (commencement of operations) through June 30, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter – Liquidation

As discussed in Note 2(f) to the financial statements, the Frontier MFG Select Infrastructure Fund was liquidated on August 23, 2023. Our opinion is not modified with respect to this matter.

We have served as the Funds' auditor since 2012.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 24, 2023

ADDITIONAL INFORMATION

(Unaudited)

DIRECTORS AND OFFICERS AS OF JUNE 30, 2023

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the directors and officers of the Funds is set forth below. The SAI includes additional information about the Funds' directors and officers and is available without charge, upon request by calling 1-888-825-2100.

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
William D. Forsyth III* Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President Director Secretary	Elected annually by the Board; since August 2008 (Co- President from 1996 to 2008). Indefinite; since May 1996. From August 2014 to September 2020.

Mr. Forsyth has served as President of Frontegra since August 2008 and as Treasurer and a Director of Frontegra since May 1996. Mr. Forsyth served as Co-President and Assistant Secretary of Frontegra from May 1996 to August 2008. Mr. Forsyth has served as Executive Chairman of North American Operations, MFG, since February 5, 2018. Mr. Forsyth served as Vice President of Timpani Capital Management ("Timpani") from August 2015 to June 2019. Mr. Forsyth served as President of Timpani from August 2008 to August 2015. Mr. Forsyth has served as President of the Distributor since August 2008. From July 1993 until the present, Mr. Forsyth has also served as a Partner and President of Frontier Partners, Inc. ("Frontier Partners"), a consulting/marketing firm.

				5	None

*  Mr. Forsyth is an "interested person" of the Funds because he serves as a director and officer of Frontegra.

ADDITIONAL INFORMATION (continued)

(Unaudited)

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Elyce D. Dilworth Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected annually by the Board; Treasurer and Assistant Secretary since August 2008; Chief Compliance Officer since January 2008; Anti-Money Laundering Compliance Officer since February 2008.

Ms. Dilworth has served as Chief Compliance Officer of Frontegra since January 2008 and as Secretary of Frontegra since August 2008. Ms. Dilworth has served as General Securities Principal of the Distributor since August 2008 and served as Chief Compliance Officer of the Distributor from August 2008 to September 2018.

				N/A	N/A
Christopher A. Currie Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1970	Vice President and Secretary	Elected annually by the Board; since September 2020

Mr. Currie has served as General Securities Principal of the Distributor since September 2015 and Chief Compliance Officer of the Distributor since October 2018. Mr. Currie has served as General Counsel and Chief Compliance Officer of Frontier Partners since October 2014 and Chief Operating Officer of Frontier Partners since June 2020. Mr. Currie has served as General Counsel of Frontegra since October 2014 and Chief Operating Officer of Frontegra since September 2020.

				N/A	N/A

ADDITIONAL INFORMATION (continued)

(Unaudited)

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Erik D. Barefield 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1967	Independent Director Chair, Nominating and Governance Committee	Indefinite; since January 2023 Indefinite; since January 2023	Mr. Barefield has been the Senior Managing Director of Mesirow Financial, Inc., since November 2020. From 2018 to 2019, he was Managing Director of Lighthouse Investment Partners, LLC. He served as Senior Managing Director of Mesirow Advanced Strategies, Inc. from 2005 to 2018.	5	None
Pamela H. Conroy 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1961	Independent Director Chair, Audit Committee Chair, Nominating and Governance Committee	Indefinite; since January 2020 Indefinite; since January 2023 February 2020- December 2022	Ms. Conroy is currently retired. Ms. Conroy served as Executive Vice President, Chief Operating Officer and Chief Compliance Officer of Institutional Capital Corporation, an investment management firm, from 1994-2008.	5	Listed Funds Trust (with oversight of 53 portfolios)
Steven K. Norgaard 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1964	Independent Director Lead Independent Director Chair, Audit Committee	Indefinite; since October 2013 Indefinite; since January 2023 January 2020-December 2022	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994. From 1990 to 1994, he was an attorney at McDermott, Will & Emery.	5	SRH Total Return Fund, Inc. (f/k/a Boulder Growth & Income Fund, Inc.) (with oversight of one portfolio)

ADDITIONAL INFORMATION (continued)

(Unaudited)

FOREIGN TAX CREDIT

For the year ended June 30, 2023, the Core Fund earned $12,812,490 in foreign source income and paid $1,433,061 in foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Global Equity Fund	100.00%
Sustainable Fund	81.58%
Core Fund	99.77%
Select Fund	66.95%
HyperiUS Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2023, was as follows:

Global Equity Fund	28.35%
Sustainable Fund	54.40%
Core Fund	40.16%
Select Fund	24.62%
HyperiUS Fund	0.00%

BOARD OF DIRECTORS' APPROVAL OF ADVISORY AND
SUBADVISORY AGREEMENTS

(Unaudited)

The Board of Directors (the "Board") of Frontier Funds, Inc. (the "Company" or the "Funds") met on May 8, 2023, and June 1, 2023, to consider the annual renewal of:

  (a)  the investment advisory agreement between Frontegra Asset Management, Inc. ("Frontegra") and the Company on behalf of the Frontier MFG Global Equity Fund (the "Global Equity Fund"), the Frontier MFG Global Sustainable Fund (the "Global Sustainable Fund"), the Frontier MFG Core Infrastructure Fund (the "Core Fund"), the Frontier MFG Select Infrastructure Fund (the "Select Fund") and the Frontier HyperiUS Global Equity Fund (the "HyperiUS Fund");

  (b)  the subadvisory agreement between Frontegra and Magellan Asset Management Limited d/b/a MFG Asset Management ("MFG Asset Management") on behalf of the Global Equity Fund, the Global Sustainable Fund, the Core Fund and the Select Fund (collectively, the "MFG Funds"); and

  (c)  the subadvisory agreement between Frontegra and Hyperion Asset Management Ltd. d/b/a H.A.M.L. ("Hyperion") on behalf of the HyperiUS Fund.

The Board approved the continuation of the advisory agreement and the subadvisory agreements through a process that concluded at the June 1, 2023, meeting. The Board, including all of the directors who are not considered "interested persons" of the Company for purposes of the Investment Company Act of 1940 (the "Independent Directors"), met with representatives of Frontegra, MFG Asset Management and Hyperion on May 8, 2023, to discuss the 15(c) responses, firm updates and Fund performance. The Directors also discussed current market conditions, each Fund's respective investment strategy and personnel, financial and profitability matters with representatives of Frontegra, MFG Asset Management and Hyperion, as appropriate.

In connection with its consideration of the agreements, the Board reviewed and discussed various information that had been provided prior to the June 1, 2023, meeting, such as information about the investment performance of the Funds; Frontegra's, MFG Asset Management's and Hyperion's Form ADV; information regarding Frontegra's, MFG Asset Management's and Hyperion's compliance programs; personnel and financial condition; profitability information; certain 15(c) data and risk management reports provided by Frontegra; and a memorandum prepared by the Company's legal counsel regarding the Board's duties in considering the renewal of the agreements. The Board also reviewed the advisory fee payable by each Fund under the advisory agreement, the expense cap/reimbursement agreement between the Company and Frontegra, on behalf of each Fund, and comparative fee and expense information provided by an independent source. The Board considered the subadvisory fees paid by Frontegra to MFG Asset Management and Hyperion. The Board also considered Frontegra's, MFG Asset Management's and Hyperion's responses to their respective Section 15(c) requests that were submitted by the Company's legal counsel on behalf of the Board, as supplemented by discussions with representatives of Frontegra and the subadvisers at the May 8, 2023, meeting.

In evaluating the advisory and subadvisory agreements, the Board took into account its cumulative experience in working with Frontegra, MFG Asset Management and Hyperion and the ongoing review of information and discussions with representatives of Frontegra, MFG Asset Management and Hyperion throughout the year at Board meetings. The Board also took into account information routinely provided at quarterly meetings throughout the year regarding the quality of services provided by Frontegra, MFG Asset Management and Hyperion, as well as interim reports provided by Frontegra regarding the Funds' net assets, shareholder activity and performance. The Board considered the Funds' performance, brokerage and trading, Fund fees and expenses, asset flows, compliance matters and other relevant information. The Independent Directors met in executive session with legal counsel on May 8, 2023, and as part of the June 1, 2023, meeting to discuss the 15(c) responses and the Board's consideration of the advisory and subadvisory agreements.

Based on its evaluation of this information, the Board, including all of the Independent Directors, approved the continuation of the advisory agreement and subadvisory agreements, each for an additional one-year term.

In considering the advisory and subadvisory agreements, the Board reviewed and analyzed various factors with respect to each Fund that it determined were relevant, including the factors below, and made the following conclusions. In its deliberations, the Board did not identify any single factor as determinative.

Advisory Agreement

Nature, Extent and Quality of the Services to be Provided. The Board considered the services Frontegra would continue to provide to the Funds and their shareholders under the advisory agreement, as well as the qualifications and background of Frontegra and its personnel. The Board noted that Frontegra serves as a manager of managers and had selected MFG Asset Management and Hyperion to make the day-to-day investment decisions for the MFG Funds and the HyperiUS Fund, respectively. The Board considered that Frontegra has 27 years of experience in hiring and supervising subadvisers to portfolios in the Frontier family of funds. The Board discussed Frontegra's responsibilities for overseeing the subadvisers and for supervising the management of the Funds' investments. The Board considered the services provided by Frontegra compared to those provided by the subadvisers. The Board considered the extent of other services provided by Frontegra, including: subadviser and performance oversight; risk management oversight; Board support and reporting; oversight and coordination of service providers; oversight of financial reporting; administration of the Funds' compliance program; oversight of the Funds' valuation and liquidity policies (including serving as the Board's valuation designee and liquidity risk management program administrator); tax and global custody services; regulatory administration services; shareholder servicing and administration services; and the provision of individuals to serve as officers of the Company and the provision of office space for the Company. The Board also considered the risks assumed by Frontegra as investment adviser/sponsor of the Funds. The Board concluded that the range of services provided by Frontegra was appropriate and that Frontegra was qualified to provide such services.

Performance Record of the Funds. As described in more detail under "Subadvisory Agreements," the Board reviewed each Fund's performance record for the periods ended December 31, 2022, and March 31, 2023. The Directors considered that Frontegra does not directly manage the Funds' investment portfolios, but had delegated those duties to MFG Asset Management and Hyperion, subject to Frontegra's oversight. The Board concluded that they were satisfied with Frontegra's performance in selecting and overseeing MFG Asset Management and Hyperion as subadvisers to the Funds.

Advisory Fees. The Board compared each Fund's advisory fee and total net expense ratio to those of other mutual funds in the same Morningstar category. The Board noted that the advisory fee for the Global Equity Fund was above the average for funds in the same Morningstar category, and that the total net expense ratio of the Institutional Class shares of the Global Equity Fund, after giving effect to the expense cap/reimbursement agreement, was below the category average. The Board noted that the advisory fee for the Global Sustainable Fund was above the category average. The Board also considered that the total net expense ratio of the Institutional Class shares of the Global Sustainable Fund, after giving effect to the expense cap/reimbursement agreement, was below the category average. The Board also considered that the advisory fee for the Core Fund was well below the category average, and that the total net expense ratio of the Institutional Class of the Core Fund, after giving effect to the expense cap/reimbursement agreement, was also well below the category average. The Board noted that the advisory fee for the Select Fund was equal to the category average, and that the total net expense ratio of the Institutional Class shares of the Select Fund, after giving effect to the expense cap/reimbursement agreement, was below the category average. The Board noted that the advisory fee for the HyperiUS Fund was above the Fund's category average, and that the total net expense ratio of the Institutional Class shares of the HyperiUS Fund, after giving effect to the expense cap/reimbursement agreement, was below the category average. The Board concluded that the advisory fee paid by each Fund to Frontegra was reasonable in light of the nature and quality of services provided and fees paid by comparable funds.

Costs and Profitability. The Board considered information regarding the costs and profitability of Frontegra with respect to the Funds. The Board considered the fixed amount of the advisory fee Frontegra retains with respect to each of the MFG Funds and also considered profitability information with respect to MFG Asset Management, an affiliate of Frontegra, under its subadvisory agreement. The Board noted that the Global Sustainable Fund and the HyperiUS Fund were not yet profitable to Frontegra for the year ended December 31, 2022, and the Board observed the other Funds were profitable to Frontegra for the same period. The Board considered the fact that Frontegra had renewed the expense cap/reimbursement agreement on behalf of the Funds and was currently reimbursing each Fund's expenses under the agreement. The Board also considered Frontegra's financial condition and determined it to be sound. The Board concluded that Frontegra's current level of profitability for each Fund, where applicable, was reasonable.

Economies of Scale. The Board reviewed each Fund's asset levels and considered whether there may be economies of scale in the management of each Fund at current levels and if Fund assets were to increase significantly. The Board considered Frontegra's analysis of Fund sales and redemption activity for the past five years and information about certain notable redemptions in certain MFG Funds in the past year. The Board concluded that the Funds' current fee levels represent an appropriate sharing of economies of scale with shareholders, particularly in light of the expense cap/reimbursement agreement in place between Frontegra and each Fund and the current size of each Fund, and that the current fee arrangements were appropriate.

Benefits to Frontegra. The Board considered information presented regarding any benefits to Frontegra or its affiliates from serving as adviser to the Funds (in addition to the advisory fee). The Board noted that Frontier Partners, Inc., an affiliate of Frontegra, provides consulting services to and receives compensation from MFG Asset Management and Hyperion for the introduction of new clients. They also noted an affiliate of Frontegra receives referral fees from MFG Asset Management for the introduction of new shareholders to the MFG Funds. The Board also considered any benefits to Frontegra from Frontegra's affiliation with MFG Asset Management. The Board concluded that such benefits appear to be reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the advisory agreement were fair and reasonable and in the best interests of each Fund's shareholders.

Subadvisory Agreements

Subadvisory Agreement between Frontegra and MFG Asset Management

Nature, Extent and Quality of the Services to be Provided. The Board reviewed and considered MFG Asset Management's investment strategy for each MFG Fund, experience in global equity, ESG/sustainability and infrastructure investing, key personnel involved in providing investment management services to the MFG Funds, compliance record and financial condition, including the financial condition of MFG Asset Management's parent company. The Board also considered services provided by MFG Asset Management under the subadvisory agreement, including the management of each Fund's investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to each Fund's investment restrictions, reporting, regulatory and administrative services, proxy voting and assisting with the Funds' compliance program. The Board noted the effective operation of MFG Asset Management's compliance program and the experience of MFG Asset Management's Chief Compliance Officer. The Board considered the experience of portfolio managers of the MFG Funds, and considered MFG Asset Management's succession/contingency plans with respect to portfolio management of the MFG Funds. The Board concluded that the nature, extent and quality of the services provided by MFG Asset Management to the MFG Funds were appropriate and that each Fund was likely to continue to benefit from services provided by MFG Asset Management under the subadvisory agreement.

Investment Performance. The Board reviewed the performance record of the MFG Funds as of December 31, 2022, and March 31, 2023. The Board noted that while the Institutional Class of the Global Equity Fund had underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2022, the Global Equity Fund outperformed its benchmark index for the 10-year and since-inception (2011) periods. The Board observed that the Global Sustainable Fund's Institutional Class trailed its benchmark index for the one- and three-year and since-inception (2019) periods ended December 31, 2022, and considered MFG Asset Management's discussion of the reasons for the MFG Funds' underperformance in such period.

The Board noted that the performance of the Institutional Class of the Core Fund underperformed its benchmark for the one-year and three-year periods and exceeded the returns of its benchmark index over the five- and ten-year and since-inception (2012) periods. The Board observed that the performance of the Institutional Class of the Select Fund trailed its benchmark index for the one- and three-year and since-inception (2018) periods. The Board noted MFG Asset Management's analysis regarding the periods of underperformance. The Board also considered MFG Asset Management's quarterly portfolio commentary and discussion of each Fund's performance. The Board noted that MFG Asset Management's investment strategy, which seeks to provide downside protection and a focus on risk controls, can cause the MFG Funds' performance to vary from the benchmark, particularly over the short to intermediate term. The Board also considered each Fund's relative performance compared to its Morningstar peer group average. The Board considered the performance of MFG Asset Management's composite of other accounts managed in strategies similar to the MFG Funds. The Board also considered the impact of recent market conditions on Fund performance.

The Board considered that, while the MFG Funds have had periods of underperformance, the Funds had generally seen improved performance in recent periods in relation to their benchmark index and peer groups and the Global Equity and Core Funds that have been in operation for several years have experienced good longer term performance. The Directors concluded that the Funds have performed as expected in recent market conditions. The Directors concluded, within the context of their full deliberations, that the investment results that MFG Asset Management had been able to achieve for the MFG Funds were sufficient to support continuation of the subadvisory agreement.

Subadvisory Fees. The Board considered the subadvisory fee payable by Frontegra to MFG Asset Management under the subadvisory agreement, noting that the subadvisory fee structure was negotiated at arm's length prior the companies becoming affiliated. The Board also considered that MFG Asset Management has agreed to pay for or reimburse Frontegra for, as applicable, any expense reimbursements made by Frontegra pursuant to the expense cap/reimbursement agreement, and all amounts paid by Frontegra to financial intermediaries for sub-transfer agent and other administrative services. The Board determined that the subadvisory fee was appropriate. In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that, therefore, the overall advisory fee paid by the MFG Funds is not directly affected by the subadvisory fee.

Costs and Profitability. The Board considered information regarding the costs and profitability of MFG Asset Management with respect to the MFG Funds. The Board noted that the Global Sustainable Fund was not yet profitable to MFG Asset Management. The Board considered that MFG Asset Management assumes certain payments to financial intermediaries on behalf of the MFG Funds by reimbursing Frontegra for such amounts. The Board also considered the financial condition of MFG Asset Management's parent company, Magellan Financial Group Limited, and determined it to be sound notwithstanding the reduction in funds under management in recent years. The Board concluded that MFG Asset Management's current level of profitability was reasonable.

Economies of Scale. Because the subadvisory fee is not paid by the MFG Funds, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the MFG Funds' assets increase.

Benefits to MFG Asset Management. The Board considered information presented regarding any benefits to MFG Asset Management from serving as subadviser to the MFG Funds (in addition to the subadvisory fee). The Board noted that MFG Asset Management is under common control with Frontegra and thus indirectly benefits from the advisory fee paid to Frontegra. The Board noted that Frontier Partners, Inc., an affiliate of Frontegra, provides consulting and marketing services to MFG Asset Management. The Board concluded that the benefits realized by MFG Asset Management from its relationship with each Fund was reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the subadvisory agreement with MFG Asset Management were fair and reasonable and in the best interests of the shareholders of each Fund.

Subadvisory Agreement between Frontegra and Hyperion

Nature, Extent and Quality of the Services to be Provided. The Board reviewed and considered Hyperion's background and over 25 years of experience as a global equity manager, as well as key personnel involved in providing investment management services to the Fund. The Board also considered services provided by Hyperion under the subadvisory agreement, including the management of the Fund's investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund's investment restrictions, reporting, regulatory and administrative services, proxy voting and assisting with the Funds' compliance program. The Board discussed the effective operation of Hyperion's compliance program and the experience of Hyperion's Chief Compliance Officer and compliance staff. The Board also considered succession/contingency plans with respect to the portfolio management of the Fund.

The Board concluded that it was satisfied with the nature, extent and quality of services provided by Hyperion and that the Fund was likely to continue to benefit from such services provided by Hyperion under the subadvisory agreement.

Investment Performance. The Board reviewed the performance record of the HyperiUS Fund as of December 31, 2022, and March 31, 2023, noting the Fund had underperformed its benchmark index for the one-year and since-inception (2021) periods. The Board also considered Hyperion's quarterly portfolio commentaries and discussion of the HyperiUS Fund's performance, including the analysis of the Fund's underperformance in calendar 2022. The Board considered the performance of Hyperion's other accounts managed in strategies similar to the HyperiUS Fund. The Board also considered the HyperiUS Fund's relative performance compared to its Morningstar peer group average. The Board concluded that Hyperion would continue to provide a high level of subadvisory services to the Fund.

Subadvisory Fee. The Board considered the subadvisory fee payable by Frontegra to Hyperion with respect to the HyperiUS Fund, noting that the subadvisory fee structure was negotiated at arm's length and that Frontegra and Hyperion are not affiliated. The Board considered the fact that Hyperion has agreed to share in the expense reimbursements made by Frontegra pursuant to the expense cap/reimbursement agreement. The Board determined that the subadvisory fee was appropriate. In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that, therefore, the overall advisory fee to be paid by the HyperiUS Fund is not directly affected by the subadvisory fee.

Costs and Profitability. The Board reviewed the financial condition of Hyperion and determined that Hyperion had sufficient resources to provide the contracted services to the HyperiUS Fund. The Board considered the fact that Hyperion agreed to share in certain Fund-related expenses as discussed above. The Board did not consider the cost of services provided by Hyperion or the profitability to Hyperion from its relationship with the Fund to be material factors because the subadvisory fee is paid by Frontegra.

Economies of Scale. Because the subadvisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the HyperiUS Fund's assets increase.

Benefits to Hyperion. The Board considered information presented regarding any benefits to Hyperion from serving as subadviser to the HyperiUS Fund (in addition to the subadvisory fee). The Board also considered that Hyperion derives ancillary benefits from its association with the HyperiUS Fund in the form of research products and services received from unaffiliated broker-dealers that execute portfolio trades for the Fund. The Board noted that Frontier Partners, Inc., an affiliate of Frontegra, provides consulting and marketing services to Hyperion. The Board concluded that the benefits realized by Hyperion from its relationship to the HyperiUS Fund were reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the subadvisory agreement with Hyperion were fair and reasonable and in the best interests of the shareholders of the Fund.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, Frontier Funds, Inc. (the "Company") has adopted and implemented a liquidity risk management program (the "Program"). The Program seeks to promote effective liquidity risk management for each series of the Company (the "Funds") and to protect Fund shareholders from dilution of their interests. The Board of Directors (the "Board") of the Company has appointed Frontegra Asset Management, Inc., the Funds' investment adviser, as the program administrator (the "Program Administrator"). The Program Administrator has further delegated administration of the Program to the members of the Company's Valuation Committee. The Program Administrator is required to provide an annual report to the Board regarding the adequacy and effectiveness of the Program and any material changes to the Program.

On June 1, 2023, the Board reviewed the Program Administrator's annual written report (the "Report") for the period January 1, 2022, through December 31, 2022 (the "review period"). The Report discussed the Program Administrator's assessment of each Fund's liquidity risk, and noted that the Program Administrator concluded that each Fund has been able to meet redemption requests without significant dilution to each Fund's remaining investors in all market conditions and under all Fund-specific stresses.

The Program Administrator has retained U.S. Bancorp Global Fund Services to provide liquidity classification services from a third party data service provider, ICE Data Services. The Report noted that each Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that each Fund's portfolio is expected to continue to primarily hold highly liquid investments and that each Fund is considered to be a "primarily highly liquid fund" (as defined in the Program) and can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for each Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report stated that none of the Funds held illiquid investments and the Company was not required to provide liquidity notices to the Board or to the SEC during the review period. The Report also provided that each Fund was able to meet redemption requests without any liquidity concerns during the review period, despite higher than normal redemptions experienced by certain Funds. The Report noted that no material changes had been made to the Program.

The Program Administrator concluded that the Program is adequately designed, has been effectively implemented and is operating as intended to manage the liquidity risk of each Fund.

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A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the adviser's, subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontier Funds has adopted proxy voting policies and procedures that delegate to Frontegra the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund's subadviser. A description of the Frontier Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov and the Funds' website at www.frontiermutualfunds.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. Part F of Form N-PORT is available on the SEC's website at http://www.sec.gov. Part F of Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference. See Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there are at least two audit committee financial experts serving on its audit committee. Pamela H. Conroy and Steven K. Norgaard are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. In the following table, “Audit Fees” are fees billed for professional services for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The “All Other Fees” for fiscal year 2023 relate to the principal accountant’s review of the registrant’s semi-annual report for the period ended December 31, 2022. “Tax Fees” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no other services provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years by the principal accountant.

	FYE 6/30/2023	FYE 6/30/2022
Audit Fees	$72,500	$87,000
Tax Fees	$21,500	$23,500
All Other Fees	$2,202	$2,899

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services rendered to the registrant, as well as non-audit services provided to the registrant’s investment adviser and any entity affiliated with the registrant’s investment adviser with respect to any engagement that directly relates to the operations and financial reporting of the registrant. In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by the principal accountant to the registrant during fiscal year 2023. All of the hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are effective.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

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Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 4, 2018.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	August 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	August 25, 2023

By:	/s/ Elyce Dilworth
Elyce D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:	August 25, 2023

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